LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln Life & Annuity Variable Annuity Account H

American Legacy® Target Date Income B Share, American Legacy® Target Date Income Advisory

Supplement dated November 16, 2023 to the
Updating Summary Prospectus for Current Contractowners dated May 1, 2023

Beginning December 18, 2023, the American Legacy® Target Date Income B Share and American Legacy® Target Date Income Advisory variable annuity contracts will no longer available for purchase. Additionally, the Target Date Income Benefit rider will be closed to new elections.

Please retain this supplement for future reference.